                                                                     Exhibit 99

FOR IMMEDIATE RELEASE                                             April 27, 1999


                          LOCAL FINANCIAL CORPORATION
                         REPORTS FIRST QUARTER PROFITS

         OKLAHOMA CITY. Local Financial Corporation, holding company for Local Oklahoma Bank, announced higher profits for the quarter ended March 31, 1999. The Company reported first quarter net income of $5.1 million or $0.25 basic earnings per share (based on 20.5 million average shares outstanding). These earnings compare to net income of $4.3 million or $0.21 basic earnings per share for the same period in 1998, an increase of 19%.

         During the first quarter, the Company completed its merger of Local America Bank of Tulsa into its parent company, Local Federal Bank, forming one statewide banking entity operating as Local Oklahoma Bank. The merger of these extensive branch networks allows customers to bank with ease at any of the Company's 50 statewide locations.

         Edward A. Townsend, Chairman, CEO, said, "We continue to be pleased with the performance of the Company, and are excited about the merger of Local Federal Bank and Local America Bank and the benefits our customers gain through the statewide availability of these combined banking locations."

         First quarter results also compare favorably with the fourth quarter of 1998 as interest income for the quarter ended March 31, 1999, rose to $17.0 million, an increase of $588,000 or 3.5% over fourth quarter 1998. Loan balances rose from $1.4 billion at December 31, 1998, to $1.5 billion at March 31, 1999, primarily due to growth in the company's commercial loan portfolio.

                                                                             For Three Months
                                                                              Ended March 31
                                                                  -----------------------------------------
                                                                    1999                             1998
                                                                  ---------                       ---------
                                                                                 (in 000's)
Net Interest Income                                               $  17,029                       $  11,848
Provisions for Loan Losses                                            (500)                           (150)
Other Operating Income                                                4,381                           2,674
Other Operating Expense                                              12,841                           7,792
                                                                  ---------                       ---------

INCOME BEFORE TAXES                                               $   8,069                       $   6,580

Tax Provision                                                         2,930                           2,331

NET INCOME                                                        $   5,139                       $   4,249
                                                                  =========                       =========

Basic Earnings per share                                          $     .25                       $     .21
                                                                  =========                       =========

                                      END

For additional information, please contact Richard L. Park at (405) 841-2298.

         To the extent that statements in this report relate to the plans, objectives or future performance of Local Financial Corporation, these statements are considered to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current economic environment. Actual events and results in future periods may differ materially from those currently expected due to various risks and uncertainties. Additional discussion of factors affecting Local Financials business and prospects is contained in its periodic filings with the Securities and Exchange Commission.

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Dollars in thousands)
                                  (unaudited)



                                                                                      Three Months Ended
                                                                                          March 31,
                                                                                  -------------------------
                                                                                    1999             1998
                                                                                  --------         --------

          INTEREST AND DIVIDEND INCOME:
            Loans                                                                 $ 29,748         $ 22,529
            Securities available for sale                                            8,492            8,885
            Federal Home Loan Bank of Topeka stock                                     665              851
            Other investments                                                          295            3,226
                                                                                  --------         --------
          Total interest and dividend income                                        39,200           35,491
                                                                                  --------         --------

          INTEREST EXPENSE:
            Deposit accounts                                                        17,184           19,506
            Advances from the Federal Home Loan Bank of Topeka                       2,624            1,509
            Securities sold under agreements to repurchase                              --              251
            Notes payable                                                            2,363            2,377
                                                                                  --------         --------
          Total interest expense                                                    22,171           23,643
                                                                                  --------         --------

          Net interest and dividend income                                          17,029           11,848
            Provision for loan losses                                                 (500)            (150)
                                                                                  --------         --------
          Net interest and dividend income after provision for loan losses          16,529           11,698
                                                                                  --------         --------

          NONINTEREST INCOME:
            Deposit related income                                                   3,124            1,987
            Loan fees and loan service charges                                         673              338
            Net gains on sale of assets                                                327               25
            Other                                                                      257              324
                                                                                  --------         --------
          Total noninterest income                                                   4,381            2,674
                                                                                  --------         --------

          NONINTEREST EXPENSE:
            Compensation and employee benefits                                       6,847            3,644
            Deposit insurance premiums                                                 238              340
            Equipment and data processing                                            1,243              729
            Occupancy                                                                  826              627
            Advertising                                                                344              266
            Professional fees                                                          501              487
            Other                                                                    2,842            1,699
                                                                                  --------         --------
          Total noninterest expense                                                 12,841            7,792
                                                                                  --------         --------

          Income before provision for income taxes                                   8,069            6,580
            Provision for income taxes                                               2,930            2,331
                                                                                  --------         --------
          NET INCOME                                                              $  5,139         $  4,249
                                                                                  ========         ========

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (Dollars in thousands)
                                  (unaudited)



                                                                                      March 31,          December 31,
                                                                                         1999               1998
                                                                                     -----------         ------------

        ASSETS
          Cash and due from banks                                                    $    30,831         $    27,180
          Interest bearing deposits with other banks                                      19,700              27,700
          Securities available for sale                                                  460,148             570,964
          Loans receivable, net of allowance for loan losses of $28,310
             at March 31, 1999 and $27,901 at December 31, 1998                        1,457,124           1,362,272
          Federal Home Loan Bank of Topeka stock, at cost                                 34,576              42,693
          Premises and equipment, net                                                     25,746              23,959
          Assets acquired through foreclosure and repossession, net                          447                 693
          Intangible assets, net                                                          17,117              17,843
          Deferred tax asset, net                                                          8,376              10,959
          Current income taxes receivable                                                 17,817              18,291
          Other assets                                                                    27,786              26,425
                                                                                     -----------         -----------
                     Total assets                                                    $ 2,099,668         $ 2,128,979
                                                                                     ===========         ===========


        LIABILITIES AND STOCKHOLDERS' EQUITY
          Liabilities:
            Deposits:
               Demand                                                                $   368,052         $   379,796
               Savings                                                                    76,317              74,963
               Time                                                                    1,194,316           1,213,315
                                                                                     -----------         -----------
                     Total deposits                                                    1,638,685           1,668,074

          Advances from borrowers for taxes and insurance                                  5,606               4,400
          Advances from the Federal Home Loan Bank of Topeka                             220,033             220,033
          Senior notes                                                                    80,000              80,000
          Other liabilities                                                               31,362              37,666
                                                                                     -----------         -----------
                     Total liabilities                                                 1,975,686           2,010,173
                                                                                     -----------         -----------

          Commitments and contingencies

          Stockholders' Equity:
             Common stock, $0.01 par value, 25,000,000 shares authorized;
                20,537,269 shares issued and 20,537,209 shares outstanding at
                March 31, 1999 and December 31, 1998                                         205                 205
             Preferred stock, $0.01 par value, 5,000,000 shares authorized;
                none outstanding                                                              --                  --
             Additional paid-in capital                                                  206,758             206,758
             Retained earnings                                                            55,336              50,197
             Treasury stock, 60 shares, at cost                                         (149,436)           (149,436)
             Accumulated other comprehensive income                                       11,119              11,082
                                                                                     -----------         -----------
                     Total stockholders' equity                                          123,982             118,806
                                                                                     -----------         -----------
                     Total liabilities and stockholders' equity                      $ 2,099,668         $ 2,128,979
                                                                                     ===========         ===========

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                              FINANCIAL HIGHLIGHTS
                   (Dollars in thousands, except share data)
                                  (unaudited)



                                                     Three Months Ended
                                                          March 31,
                                                  -------------------------
                                                     1999           1998
                                                  ----------     ----------

 SELECTED FINANCIAL RATIOS

 Yield on earning assets                             7.76 %         7.90%
 Cost of funds                                       4.92           5.52
 Interest rate spread                                2.84           2.38
 Net interest margin                                 3.37           2.64
 Return on average assets                            0.99           0.88
 Return on average equity                           17.23          18.36

 PER SHARE DATA

 Basic earnings per share                         $  0.25        $  0.21
 Diluted earnings per share                       $  0.25        $  0.21
 Book value per share                             $  6.04        $  4.83
 Average shares outstanding (in thousands)         20,537         20,537




                                                            March 31,       December 31,            Percent
                                                              1999             1998                 Change
                                                          -----------       ------------            -------

 FINANCIAL CONDITION DATA

 Total assets                                             $ 2,099,668       $ 2,128,979              (1.4)%
 Loans receivable, net                                      1,457,124         1,362,272               7.0
 Securities available for sale                                460,148           570,964             (19.4)
 Deposits                                                   1,638,685         1,668,074              (1.8)
 Advances from the Federal Home Loan Bank of Topeka           220,033           220,033                --
 Senior notes                                                  80,000            80,000                --
 Stockholders' equity                                         123,982           118,806               4.4
 Allowance for loan losses                                     28,310            27,901               1.5